UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 24, 2005
                                                 -------------------------------


                         TUMBLEWEED COMMUNICATIONS CORP.

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      000-26223              94-3336053
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

   700 Saginaw Drive, Redwood City, California                     94063
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code       (650) 216-2000
                                                   -----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

                  On August 24, 2005, Tumbleweed Communications Corp. ("Tumbleweed") entered into an offer letter with James W. Guthrie relating to his new role as Executive Vice President of Products.

                  The offer letter provides for a base salary of $250,000 on an annualized basis, quarterly performance bonuses (granted based on achievement of agreed upon goals) with an annual target amount equivalent to 50% of Mr. Guthrie's base salary, an option to purchase 400,000 shares of Tumbleweed's common stock, and standard company benefits for full time employees. The option vests over a four year term, with 25% of the shares vesting upon completion of one year of employment at Tumbleweed, and the remainder vesting in equal installments each month thereafter. Mr. Guthrie will receive a sign-on bonus of $25,000, which must be repaid to Tumbleweed in full if he resigns or is terminated for cause within the first 12 months of his employment. If Mr. Guthrie is terminated other than for cause, death or disability, or if he terminates his employment after a constructive termination, he will be entitled to: (i) continuation of his base salary for 12 months; (ii) continued vesting of his then outstanding stock options for 12 months; and (iii) continuation of his health benefits for 12 months. Provided that he executes a release of claims against Tumbleweed's successor, Mr. Guthrie will receive these same termination benefits if he is terminated other than for cause or constructively terminated within six months of a change of control of Tumbleweed. In the event of termination due to Mr. Guthrie's death or disability, and subject to delivery of a release of claims against Tumbleweed, Mr. Guthrie will be entitled to continuation of his salary for six months and six months of acceleration of the vesting of his then-outstanding Tumbleweed stock options. If Mr. Guthrie is terminated for cause, he will not be entitled to any payments or benefits. This description is qualified in its entirety by reference to the offer letter, a copy of which is attached as Exhibit 10.1 hereto.

Item 9.01         Financial Statements and Exhibits

(c) Exhibits.

       10.1 Offer letter from Tumbleweed to James W. Guthrie dated August 24, 2005

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                               TUMBLEWEED COMMUNICATIONS CORP.



                                               By: /s/ Bernard J. Cassidy
                                                   -----------------------------
                                               Name:  Bernard J. Cassidy
                                               Title: Secretary


Date:  September 15, 2005

                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------

   10.1       Offer letter from Tumbleweed to James W. Guthrie dated
              August 24, 2005